UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2014

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Energy XXI (Bermuda) Limited

(Exact name of registrant as specified in its charter)

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Bermuda	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM 1179, Hamilton HM EX, Bermuda

Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to Vote of Security Holders.

On May 30, 2014, Energy XXI (Bermuda) Limited (“EXXI”) held a Special General Meeting of Shareholders (the “Special Meeting”). A total of 53,660,226 shares of EXXI common stock entitled to vote, representing approximately 76% of the shares of EXXI common stock outstanding as of the record date of April 21, 2014, were present or represented, in person or by proxy, at the Special Meeting.

At the Special Meeting, EXXI shareholders approved both proposals for which approval was required. Approximately 74% of the shares outstanding as of the record date and 97% of the shares that were voted approved the issuance of EXXI common stock in connection with the Merger (as defined below). Approximately 74% of the shares outstanding as of the record date and 97% of the shares that were voted approved the election of Scott A. Griffiths to serve as Class II director on the EXXI board of directors. A summary of the voting results for each proposal is set forth below:

Proposal 1 – Issuance of Shares of EXXI

The proposal to approve the issuance of shares of common stock by EXXI to the stockholders of EPL Oil & Gas, Inc. (“EPL”), a Delaware corporation, in connection with the Agreement and Plan of Merger, dated as of March 12, 2014, as amended, by and among EXXI, Energy XXI Gulf Coast, Inc., a Delaware corporation and indirect wholly owned subsidiary of EXXI (“OpCo”), Clyde Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of OpCo (“Merger Sub”) and EPL, pursuant to which Merger Sub will merge with and into EPL, with EPL surviving as an indirect wholly owned subsidiary of EXXI (the “Merger”).

The EXXI shareholders approved the proposal with the following voting results:

For	Against	Abstain
51,947,587	112,626	1,600,013

Proposal 2 – Election of Scott A. Griffiths to Serve as a Class II Director on EXXI Board

The proposal to elect Scott A. Griffiths to the board of directors of EXXI as a Class II director.

The EXXI shareholders approved the proposal with the following voting results:

For	Against	Abstain
51,795,979	227,755	1,636,492

Item 8.01	Other Events.

On May 30, 2014, EXXI and EPL issued a joint press release announcing the voting results at their respective special meetings. A copy of this joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Joint Press Release of Energy (XXI) Bermuda Limited and EPL Oil & Gas, Inc., dated May 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited

	By:	/s/ David West Griffin
David West Griffin
May 30, 2014		Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Energy XXI (Bermuda) Limited, dated May 30, 2014